EX- 99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Daniel E. Needham, President/Chief Executive Officer of Morningstar Funds Trust (the “Registrant”), certify that:

1.

The Registrant’s periodic report on Form N-CSR for the period ended April 30, 2019 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: July 5, 2019	/s/ Daniel E. Needham
Daniel E. Needham, President
(Chief Executive Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report with the Commission.

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EX- 99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Tracy L. Dotolo, Treasurer/Chief Financial Officer of Morningstar Funds Trust (the “Registrant”), certify that:

1.

The Registrant’s periodic report on Form N-CSR for the period ended April 30, 2019 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: July 5, 2019	/s/ Tracy L. Dotolo
Tracy L. Dotolo, Treasurer
(Chief Financial Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report with the Commission.

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